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                            SUPPLEMENT TO PROSPECTUS
            FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A
                                DATED MAY 1, 2002

Effective immediately, the restrictions on the allocation of purchase payments and transfers to the fixed account investment option have been removed.

                       SUPPLEMENT DATED FEBRUARY 20, 2003



NY Vision.Supp 2/2003